Exhibit (a)(2) Schedule A to the Agreement and Declaration of Trust

SCHEDULE A

to

Amended and Restated Agreement and Declaration of Trust

of

Forward Funds

Schedule of Series and Classes

Series	Class of Shares
Accessor Aggressive Growth Allocation Fund	Investor Class Institutional Class Class A Class C

Accessor Balanced Allocation Fund	Investor Class Institutional Class Class A Class C

Accessor Frontier Markets Fund	Investor Class Institutional Class Class A Class Z

Accessor Growth Allocation Fund	Investor Class Institutional Class Class A Class C

Accessor Growth & Income Allocation Fund	Investor Class Institutional Class Class A Class C

Accessor Growth Fund	Investor Class Institutional Class Class A Class C Class Z

Accessor High Yield Bond Fund	Investor Class Institutional Class Class A Class C Class Z

Accessor Income Allocation Fund	Investor Class Institutional Class Class A Class C

Accessor Income & Growth Allocation Fund	Investor Class Institutional Class Class A Class C

Accessor Investment Grade Fixed-Income Fund	Investor Class Institutional Class Class A Class C Class Z

Accessor International Equity Fund	Investor Class Institutional Class Class A Class C Class Z

Accessor Limited Duration U.S. Government Fund	Investor Class Institutional Class Class A Class C Class Z

Accessor Mortgage Securities Fund	Investor Class Institutional Class Class A Class C Class Z

Accessor Small To Mid Cap Fund	Investor Class Institutional Class Class A Class C Class Z

Accessor Strategic Alternatives Fund	Investor Class Institutional Class Class A Class C Class Z

Accessor Total Return Fund	Investor Class Institutional Class Class A Class C Class Z

Accessor U.S. Government Money Fund	Investor Class Institutional Class Class A Class C Class Z

Accessor Value Fund	Investor Class Institutional Class Class A Class C Class Z

Forward Banking and Finance Fund	Advisor Class Investor Class Institutional Class Class A Class C

Forward Emerging Markets Fund	Advisor Class Investor Class Institutional Class Class A Class C

Forward Global Infrastructure Fund	Advisor Class Investor Class Institutional Class Class A Class B Class C

Forward Growth Fund	Advisor Class Investor Class Institutional Class Class A Class C

Forward HITR Fund	Advisor Class Investor Class Institutional Class Class A

Forward International Equity Fund	Advisor Class Investor Class Institutional Class Class A Class C

Forward International Fixed Income Fund	Advisor Class Investor Class Institutional Class Class A Class C

Forward International Real Estate Fund	Advisor Class Investor Class Institutional Class Class A Class B Class C

Forward International Small Companies Fund	Advisor Class Investor Class Institutional Class Class A Class C

Forward Large Cap Equity Fund	Advisor Class Investor Class Institutional Class Class A Class C

Forward Legato Fund	Advisor Class Investor Class Institutional Class Class A Class C

Forward Long/Short Credit Analysis Fund	Advisor Class Investor Class Institutional Class Class C

Forward Mini-Cap Fund	Advisor Class Investor Class Institutional Class Class A Class C

Forward Real Estate Fund	Advisor Class Investor Class Institutional Class Class A Class B Class C

Forward Select Income Fund	Advisor Class Investor Class Institutional Class Class A Class B Class C

Forward Small Cap Equity Fund	Advisor Class Investor Class Institutional Class Class A Class C

Forward Strategic Realty Fund	Advisor Class Investor Class Institutional Class Class A Class B Class C